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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                       August 14, 2006 (August 11, 2006)


                           Hughes Communications, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-51784               13-3871202
(State or Other Jurisdiction     (Commission File Number)     IRS Employer
      of Incorporation)                                    Identification No.)

              11717 Exploration Lane                         20876
               Germantown, Maryland                     (  Zip Code)
      (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (301) 428-5500

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02         Results of Operations and Financial Condition.

     On August 11, 2006, Hughes Communications, Inc. (the "Company") issued a press release announcing certain financial results for the quarter and six months ended June 30, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

     The exhibit to this Current Report on Form 8-K is listed on the Exhibit Index on page 3 hereof, which is incorporated by reference in this Item 9.01(d).


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Hughes Communications, Inc.


Date:    August 14, 2006                By:/s/ Dean A. Manson
                                           ------------------------------------
                                           Name:  Dean A. Manson
                                           Title: Vice President,
                                                  General Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit
Number          Description
----------     -----------------------------------------------------------------

99.1 Press release dated August 11, 2006 issued by Hughes Communications, Inc. regarding financial results for the quarter and six months ended June 30, 2006.